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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported):  November 17, 1999


                       BINDLEY WESTERN INDUSTRIES, INC.
             ----------------------------------------------------
            (Exact name of registrant as specified in its charter)

          Indiana                 001-11519                84-0601662
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    (State or other              (Commission             (IRS Employer
     jurisdiction of              File Number)            Identification No.)
     incorporation)


                8909 Purdue Road Indianapolis, Indiana   46268
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             (Address of principal executive offices)  (Zip Code)


Registrant's telephone number, including area code:  (317) 704-4000
                                                     --------------

                                Not Applicable
          -----------------------------------------------------------
         (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS

     On August 31, 1999, Bindley Western Industries, Inc. ("BWI") completed the merger with Central Pharmacy Services, Inc ("CPSI") by exchanging 2.9 million shares of BWI Common Stock for all of the Common Stock of CPSI. Each share of CPSI was exchanged for 26.38 shares of BWI Common Stock. In addition, outstanding CPSI employee stock options were converted at the same exchange factor into options to purchase approximately 300,000 shares of BWI Common Stock. CPSI operates specialized pharmacies in 27 cities located in 13 states. These pharmacies prepare and deliver unit dose radiopharmaceuticals for use in nuclear imaging procedures in hospitals and clinics.

The merger constituted a tax-free reorganization and has been accounted for as a pooling of interests. As we filed the quarterly reports on Form 10Q for the period ended September 30, 1999, giving effect to the pooling of interests, in lieu of presenting the supplemental proforma financial statements, the accompanying exhibits present historical financial statements for the years ended December 31, 1998, 1997, and 1996 reflecting the pooling of interest.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

  Exhibit No.  Description
  -----------  -----------

     23.1      Consent of Independent Accountants
     23.2      Consent of Independent Auditors
     99.1 Management's Discussion and Analysis of Financial Condition and Results of Operations.
     99.2      Report of Independent Accountants
               Report of Independent Auditors
               Consolidated Statements of Earnings for each of the three years in the period ended December 31, 1998
               Consolidated Balance Sheets as of December 31, 1998 and 1997 Consolidated Statements of Cash Flows for each of the three years in the period ended December 31, 1998
               Consolidated Statements of Shareholders' Equity for each of the three years in the period ended December 31, 1998
               Notes to Consolidated Financial Statements
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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 17, 1999


                         BINDLEY WESTERN INDUSTRIES, INC.


                         By:           /s/ Thomas J. Salentine
                              -----------------------------------------------
                              Name: Thomas J. Salentine
                              Title: Executive Vice President and
                                      Chief Financial Officer